UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 5, 2005

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mentor Drive
Santa Barbara, California93111
(Address of principal executive offices, including zip code)

(805) 879-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01          Entry into a Material Definitive Agreement

On October 5, 2005 (the "Award Date"), the Compensation Committee of the Board of Directors of Mentor Corporation (the "Company"), granted an award of restricted shares of Company common stock (the "Restricted Stock") as follows:

Name and Position	Number of Shares of Restricted Stock

Joshua H. Levine President and Chief Executive Officer	80,000
Loren L. McFarland Vice President and Chief Financial Officer	20,000
Kathleen M. Beauchamp Vice President, Sales & Marketing	40,000
David J. Adornetto Vice President, Operations	30,000
A. Chris Fawzy Vice President and General Counsel	20,000
Cathy Ullery Vice President, Human Resources	15,000
Clarke Scherff Vice President, Regulatory Compliance / Quality Assurance	15,000

In addition, the Company granted 15,000 shares of Restricted Stock to the Chairman of the Board and 4,857 shares of Restricted Stock to each non-employee member of the Board of Directors of the Company.

Pursuant to the Company's 2005 Long-Term Incentive Plan (the "Plan"), the Company granted Restricted Stock valued at the fair market value of $52.71 per share, the closing price of the Company's common stock on the New York Stock Exchange as of the Award Date.  The Restricted Stock is subject to the terms of the Plan and an individual Restricted Stock Award Agreement to be executed by each participant (the "Award Agreement") as summarized below.

In accordance with the Award Agreement and subject to its terms, the Restricted Stock shall vest, and restrictions shall lapse, with respect to one-fifth of the total number of shares of Restricted Stock on each of the first, second, third, fourth and fifth anniversaries of the Award Date.  The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Stock.

Any unvested shares of Restricted Stock or any interest therein, generally may not be sold, assigned, pledged or otherwise disposed of, alienated or encumbered.  The participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock he or she has been granted even if such Restricted Stock is unvested.  Any such rights, however, shall terminate as to any shares of Restricted Stock forfeited to the Company (as described below).

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By accepting this grant of Restricted Stock and executing the Award Agreement, the participant agrees to be bound by the stock ownership guidelines set forth in the Award Agreement.  The participant agrees to attain, by no later than the fifth anniversary of the Award Date, a level of stock ownership ("Ownership Threshold") at least equal to 2 times the participant's salary, or 3 times if the participant is the Company's Chief Executive Officer.  For purposes of the Award Agreement, the Ownership Threshold is calculated by dividing the product of the participant's annual base salary times 2 (or times 3 if the participant is the Company's Chief Executive Officer) by the fair market value of a share of the Company's common stock on the Award Date.  Ownership Thresholds for directors of the Company shall be calculated by dividing the product of the director's total annual retainer times 3 by the fair market value of a share of the Company's common stock on the Award Date.  Under the Award Agreement, the participant further agrees to maintain this Ownership Threshold throughout the remainder of the participant's employment or service with the Company and its subsidiaries.

Example of Calculation of Ownership Threshold.  A participant (who is not a director or the Company's Chief Executive Officer) has an annual base salary of $250,000, and the fair market value of a share of the Company's stock on the award date is $50.00.  The participant's Ownership Threshold will be 10,000 shares (250,000*2 /50.00).

The Award Agreement also provides for additional restrictions upon the vesting of the Restricted Stock (and subject to any applicable laws or regulations and the Company's insider trading policies), during the 5-year vesting period ("Additional Restrictions").  Specifically, the participant may only transfer up to 40% of his or her vested shares of Restricted Stock in the aggregate to cover tax consequences of such vesting, which such transfer restriction shall terminate on the earlier of: (a) the fifth anniversary of the Award Date, or (b) the participant's severance date.

The Company's Board of Directors retains the right, in its sole discretion to reduce or waive any participant's Ownership Threshold or the Additional Restrictions.

If the participant ceases to be employed or ceases to provide services to the Company, the participant's unvested Restricted Stock shall be forfeited to the Company regardless of the reason for the participant's termination.  Notwithstanding the foregoing, if a Change in Control Event (as defined in the Award Agreement) occurs and any unvested shares of Restricted Stock do not automatically accelerate or become fully vested in connection with the Change in Control Event, and if, within 12 months of the date of the Change in Control Event the participant is terminated by the Company or any subsidiary for any reason other than for Cause (as defined in the Award Agreement) or as a result of the participant's resignation for Good Reason (as defined in the Award Agreement), the Restricted Stock shall become fully vested upon the participant's termination.  If the participant is a member of the Company's Board of Directors at the time of the Change in Control Event and ceases to be a member of the Board of Directors for any reason within 12 months following the date of the Change in Control Event, any unvested shares of Restricted Stock not previously subject to automatic acceleration shall become fully vested as of the date the participant ceases to be a director.

Item 8.01          Other Events

Effective on September 15, 2005, the Company's Board of Directors designated the following individuals as the Company's executive officers:

Joshua H. Levine President and Chief Executive Officer
Loren L. McFarland Vice President and Chief Financial Officer
Kathleen M. Beauchamp Vice President, Sales & Marketing
David J. Adornetto Vice President, Operations
A. Chris Fawzy Vice President and General Counsel

Ms. Ullery and Mr. Scherff will continue in their current positions with the Company, but will no longer be designated as executive officers of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Corporation

Date: October 11, 2005	By:	/s/Joshua H. Levine
Joshua H. Levine
Chief Executive Officer

Date: October 11, 2005	By:	/s/Loren L. McFarland
Loren L. McFarland
Chief Financial Officer

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